UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     January 17, 2014________________

PLY GEM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35930	20-0645710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5020 WESTON PARKWAY, SUITE 400 CARY, NORTH CAROLINA	27513
(Address of principal executive offices)	(Zip Code)

(919) 677-3900
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 8.01                                OTHER EVENTS

On January 16, 2014, Ply Gem Industries, Inc. (the “Company”), a wholly-owned subsidiary of Ply Gem Holdings, Inc. (the “Registrant”), commenced an offering of $500,000,000 aggregate principal amount of senior unsecured notes due 2022.

On January 16, 2014, the Company priced $500,000,000 aggregate principal amount of 6.50% senior unsecured notes due 2022 (the “New Senior Notes”) at an issue price of 100%, plus accrued and unpaid interest, if any. The closing of the offering is expected to occur on January 30, 2014, and is subject to a number of conditions, including the substantially concurrent closing of the Company’s new senior secured term loan facility.

The New Senior Notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The New Senior Notes will not be initially registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement, an applicable exemption from registration requirements or in a transaction not subject to the registration requirements of the Securities Act or any state securities laws. This disclosure shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.
On January 17, 2014, the Company issued a notice of redemption pursuant to the indenture governing its 9.375% Senior Notes due 2017 (the “Old Senior Notes”) that it intends to redeem (the “Redemption”), subject to the financing condition described below, all of its outstanding Old Senior Notes on February 16, 2014 (the “Redemption Date”) at a redemption price equal to 100.00% of the principal amount of the Old Senior Notes, plus the Applicable Premium (as defined in the indenture governing the Old Senior Notes) as of, and accrued and unpaid interest thereon, if any, to the redemption date (the “Redemption Price”).

The Redemption is conditioned on the completion of one or more debt financings on or prior to the Redemption Date by the Company, on terms satisfactory to the Company providing funds sufficient for the Company to pay the aggregate Redemption Price for the Old Senior Notes on the Redemption Date and to repurchase or redeem all of the Company’s outstanding 8.25% senior secured notes due 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 17, 2014

PLY GEM HOLDINGS, INC.

By: /s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President, Chief Financial Officer, Treasurer and Secretary